UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 18, 2020

Clever Leaves Holdings Inc.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-39820	Not Applicable
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

489 Fifth Avenue, 27th Floor
New York, New York	10017
(Address of principal executive offices)	(Zip Code)

(646) 880-4382
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares without par value	CLVR	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one common share at an exercise price of $11.50	CLVRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amit Pandey was appointed as Senior Vice President - Interim Chief Financial Officer of Clever Leaves Holdings Inc. (the “Company”) effective as of December 18, 2020, the closing date (the “Closing”) of the business combination (the “Business Combination”) between Clever Leaves International Inc. (“Clever Leaves”) and Schultze Special Purpose Acquisition Corp. (“SAMA”) pursuant to the Amended and Restated Business Combination Agreement, dated as of November 9, 2020, by and among SAMA, Clever Leaves, the Company and Novel Merger Sub Inc.

Mr. Pandey (39) has served as the Vice President of Finance at Clever Leaves since May 2019. Prior to joining Clever Leaves, from 2017 to 2019, Mr. Pandey was at PayCommerce where he joined as the Vice President, Controller before being promoted to the Chief Financial Officer in 2018. PayCommerce was a private-equity backed global technology company where he navigated a successful divesture for two of the business units. From 2015 to 2017, he served for William Grant & Sons, a global premium liquor distilling and distribution company, as Manager, Accounting & Tax before being promoted to Director, Accounting and Tax. Mr. Pandey previously held different positions at a number of leadings companies, including Senior Plant Accountant at LS Power Development (from 2011 to 2017) and Senior Accountant at AIG (from 2010 to 2011). He is a licensed CPA in the State of New York with an undergraduate degree in accounting from Rutgers Business School along with a master’s degree from Saint Peter’s University.

Promotion Letter

Prior to the Closing, Mr. Pandey was a party to the employment agreement with respect to his initial position as our Vice President. In connection with Mr. Pandey’s appointment as Senior Vice President - Interim Chief Financial Officer, we entered a letter agreement (the “Promotion Letter”) with Mr. Pandey, which provides for (i) a special bonus of $35,000 for 2021, prorated based on the time period that he remains Interim Chief Financial Officer during such year, (ii) a special bonus of $25,000, payable in 2020, and (iii) three restricted share unit (“RSU”) grants with respect to common shares of the Company.

The first grant will be made under the 2020 Incentive Award Plan of the Company and an award agreement thereunder, and will be for 4,056 RSUs. Such RSUs will cliff-vest on the first anniversary of the Closing, subject to Mr. Pandey’s continued employment in good standing with the Company or any of its subsidiaries through such first anniversary. The second grant (the “First Level Earnout Grant”) of 13,875 RSUs will performance-vest only if the closing price per common share of the Company is equal or exceeds $12.50 for any 20 trading days within any consecutive 30 trading day period on or before the second anniversary of the Closing, subject to Mr. Pandey’s continued employment in good standing through the date such price target is met. The third grant (the “Second Level Earnout Grant”) of 13,875 RSUs will performance-vest only if the closing price per common share of the Company is equal or exceeds $15.00 for any 20 trading days within any consecutive 30 trading day period on or before the fourth anniversary of the Closing, subject to Mr. Pandey’s continued employment in good standing through the date such price target is met. Each of the First Level Earnout Grant and the Second Level Earnout Grant will time-vest 25% on each anniversary of the Closing, with complete time-vesting on the fourth anniversary of the Closing. Each RSU grant is conditioned upon (i) approval of such equity grant by the compensation committee of the board of directors of the Company, and (ii) the filing of a registration statement on Form S-8 with respect to the 2020 Incentive Award Plan of the Company.

The foregoing description of the Promotion Letter does not purport to be complete and is qualified in its entirety by reference to the Promotion Letter, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Indemnity Agreement

In connection with the Closing, the Company approved a form of indemnity agreement for its directors and officers. Subject to certain limited exceptions, the indemnity agreement provides indemnification for all liabilities or obligations imposed upon or incurred by a director or an officer (the “Nominee”) and his or her heirs, executors, administrators and personal representatives (each, an “indemnitee” and, collectively, the “indemnitees”) at law, in equity or under any statute or regulation and all expenses in relation to any claim, action, proceeding, investigation, or order whether civil, criminal or administrative and whether made or commenced by any person by reason of: (i) the Nominee being or having been a director, alternate director, officer or a person in an equivalent position of the Company or any associated corporation (as defined in the Business Corporations Act (British Columbia)), or (ii) any act or omission, whether or not negligent, of the Nominee acting as a director, alternate director, officer or a person in an equivalent position of the Company or any associated corporation, including without limitation, legal fees and disbursements and all costs of investigation and defense incurred by the indemnitees as permitted by applicable law and pursuant to the indemnity agreement.

The foregoing description of the indemnity agreement does not purport to be complete and is qualified in its entirety by reference to the form of the indemnity agreement, which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

Item 8.01. Other Events

On December 18, 2020, Clever Leaves and SAMA announced the consummation of the Business Combination, following the approval of the Business Combination at a special meeting of the stockholders of SAMA held on December 17, 2020. A copy of the press release announcing the closing of the Business Combination is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Employment Agreement, dated as of May 13, 2019, between NS US Holdings, Inc. and Amit Pandey.

10.2	Letter Agreement, dated as of December 11, 2020, between Clever Leaves International, Inc. and Amit Pandey.

10.3	Form of Indemnity Agreement.

99.1	Press Release, dated as of December 18, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clever Leaves Holdings Inc.

By:	/s/ David M. Kastin
Name: David M. Kastin
Title: General Counsel and Corporate Secretary

Date: December 21, 2020

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